UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08025
                                  ---------------------------------
        Global Income Fund, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Monica Pelaez, Secretary
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code:  212-635-0671
                                                   ----------------

Date of fiscal year end:  12/31/03
                        ------------------
Date of reporting period:  1/1/03 - 06/30/03
                         ---------------------------

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders

================================================================================
[LOGO] GLOBAL INCOME FUND
--------------------------------------------------------------------------------

SEMI-ANNUAL REPORT
June 30, 2003

                                                                  American Stock
                                                                Exchange Symbol:
                                                                             GIF

11 Hanover Square
New York, NY 10005

1-800-278-4353

www.globalincomefund.net

================================================================================
                                                            American  Stock
GLOBAL INCOME FUND                                          Exchange Symbol: GIF
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                                   July 25, 2003

Fellow Shareholders:

     It is a pleasure to welcome our new shareholders and to report that for the six months ended June 30, 2003, the Fund had a total market return on the American Stock Exchange of 11.81% on a net asset return of 5.56%.

     The primary investment objective of the Fund is to provide for its shareholders a high level of income and, secondarily, capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. On June 30th, the Fund was approximately 89% invested in fixed income securities with an actual or deemed investment grade rating, 8% in actual or deemed investment grade preferred stocks, and the balance in money market securities. On June 30th, approximately 73% of investments were in entities located in the United States, 11% in Eurozone, eurodollar investments and the balance spread over 2 other countries.

     On June 25th, the Federal Reserve Bank lowered the Federal Funds rate from 1.25% to 1.00%, a clear sign of the Bank's intention to maintain an accommodative rate environment and prevent any economic disinflation. Year to date, corporate earnings have improved somewhat and investors appear to be gaining confidence in the markets; however, unemployment remains high and hiring subdued. Moreover, it is unclear whether the manufacturing sector will continue to be able to show increased productivity and cost cutting.

     Against this mixed economic picture, yields on 5 and 10 year Treasuries dropped from highs of 3.17% and 4.13%, respectively, in January to lows of 2.03% and 3.11%, respectively, in June. In the first six months of 2003, the equity markets performed well with the DJ Industrial Average, the S&P 500 Index and the Nasdaq Composite Index returning 7.72%, 10.76%, and 21.51%, respectively. The LB Intermediate Bond Index had a year to date return of 10.13%.

     Looking ahead to the second half of the year, we believe the economy is poised to grow. The second quarter was much better than the first and the economy could continue to strengthen in the second half of 2003. Our conclusion at this time is that the Federal Reserve will remain on the sidelines regard-less of headline news, and that a move to raise rates is unlikely through the end of the year should the Fed continue to focus on disinflation. Corporate interest rate spreads have narrowed versus Treasury securities and the low interest rates might provide cheap money for corporations when they see the need to borrow. An uptick in hiring and an increase in corporate expansion probably should occur before the markets can show sustainable improvement.

                              Corporate Governance

     In July 2003 the Fund's Board of Directors adopted amended and restated bylaws to enhance corporate governance and "anti-takeover" provisions, including bylaws with respect to the qualification of directors and procedural provisions with respect to the conduct of stockholder meetings, and the Board of Directors determined to be generally subject to the provisions of the Maryland Control Share Acquisition Act. Any stockholder who would like a copy of the Fund's charter or bylaws may obtain a copy from the Securities and Exchange Commission ("SEC") by calling the SEC at (202) 942-8090 or e-mailing the SEC at publicinfo@sec.gov, or from the Fund.

                      Dividend Distribution Policy Revised

     The $.09 per share June quarterly dividend distribution reflected a revised managed distribution policy for the Fund. The policy is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate the Fund's market price discount to its net asset value per share. Distributions of approximately 7% (compared to 10% previously) of the Fund's net asset value per share on an annual basis will be paid primarily from ordinary income and any net capital gains, with the balance representing return of capital. This policy is subject to regular review at the Board's quarterly meetings and the amount of the distribution may vary depending on the net asset value per share at the time of declaration. Although the distribution rate may be further reduced reflecting low current yields, we continue to believe shares of the Fund are a sound value and attractive for portfolios seeking total return from capital appreciation and income.

                    Purchase Shares at an Attractive Discount

     The Fund's current net asset value per share is $5.01. With a recent closing on the American Stock Exchange of $4.70, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is an effective way to also add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value or market price, which can contribute importantly to growing your investment over time. Please call 1-800-278-4353 and an Investor Service Representative will be happy to assist you. We appreciate your support and look forward to serving your investment needs in the months and years ahead.

                                   Sincerely,


        /s/ Thomas B. Winmill                    /s/ Marion E. Morris
        ---------------------                    -----------------------
        Thomas B. Winmill                        Marion E. Morris
        President                                Senior Vice President
                                                 Portfolio Manager

GLOBAL INCOME FUND, INC.

          Schedule of Portfolio Investments - June 30, 2003 (Unaudited)

                                                                                  Market Value
 Par Value                                                                        ------------
----------
             DEBT SECURITIES (89.39%)
             France (2.07%)
$  500,000   Socgen Real Estate LLC, 7.64% Bonds, due 12/29/49 ................   $   580,011
                                                                                  -----------

             Mexico (3.71%)
   409,500   Fideicomiso Petacalco Trust, 10.16%, due 12/23/09 ................       479,393
   500,000   United Mexican States, 8.00% Notes, due 9/24/22 ..................       561,250
                                                                                  -----------
                                                                                    1,040,643
                                                                                  -----------

             United States (72.58%)
 1,000,000   Altria Group Inc., 7.20% Notes, due 2/01/07 ......................     1,090,085
   500,000   American Financial Group, 7.125% Debentures, due 12/15/07 ........       508,883
 1,000,000   Citizens Utilities Co., 7.60% Debentures, due 6/01/06 ............     1,134,462
   500,000   Citrv 1998-A B 6.29% Subordinated Bond, due 1/15/17 ..............       529,976
 1,172,876   Federal Home Loan Mortgage Corp., 5.50%, due 12/01/17 ............     1,216,908
   927,460   Federal Home Loan Mortgage Corp., 7.50%, due 7/01/32 .............       986,006
   537,419   Federal National Mortgage Association, Floater, Series 2002-85
                HT, due 9/25/31 ...............................................       541,488
   891,734   Federal National Mortgage Association REMIC Pass-Through
                Certificates, due 1/25/32 .....................................       905,683
 1,022,584   Ford Motor Credit Co., 5.25% Bonds, due 6/16/08 ..................     1,145,827
   500,000   Ford Motor Credit Co., 7.375% Notes, due 10/28/09 ................       524,949
   498,215   Freddie Mac 2611 HA 4%, due 10/15/21 .............................       499,461
 1,956,197   Government National Mortgage Association, 5.50%, due 10/15/32 ....     2,041,781
   993,651   Government National Mortgage Association, 5.50%, due 2/15/33 .....     1,037,123
   500,000   Monsanto Co., 7.375% Senior Notes, due 8/15/12 ...................       597,191
   500,000   PPL Energy Supply LLC, 6.40% Senior Notes, due 11/01/11 ..........       556,159
   500,000   Sears Roebuck Acceptance Corp., 6.75% Notes, due 8/15/11 .........       565,238
   555,000   Security Capital Industrial PLD, 7.625% Debentures, due 7/01/17 ..       654,112
   300,000   Union Carbide Corp., 6.70% Notes, due 4/01/09 ....................       309,911
 2,000,000   U.S. Treasury Note, 3%, due 11/15/07 .............................     2,063,594
 1,000,000   U.S. Treasury Inflation Index Bond, 3.375%, due 4/15/32 ..........     1,210,938
 1,000,000   U.S. Treasury Inflation Index Note, 3%, due 7/15/12 ..............     1,102,344
   500,000   Waddell & Reed Financial, 7.50% Notes, due 1/18/06 ...............       545,841
   500,000   Weyerhaeuser Co., 7.25% Debentures, due 7/01/13 ..................       593,067
                                                                                  -----------
                                                                                   20,361,027
                                                                                  -----------

See accompanying notes to financial statements.

                                                        GLOBAL INCOME FUND, INC.

          Schedule of Portfolio Investments - June 30, 2003 (Unaudited)

                                                                                 Market Value
                                                                                 ------------
 Par Value
----------
             Eurozone (11.03%)
$1,000,000   Bayer AG, 6% Senior Unsubordinated , due 4/10/12 ................   $ 1,234,095
 1,000,000   Schlumberger Industries, 5.25% Bonds, due 10/03/08 ..............     1,259,244
   500,000   Vodafone Finance BV, 4.74% Unsubordinated Bonds, due 5/27/09 ....       600,884
                                                                                 -----------
                                                                                   3,094,223
                                                                                 -----------

                Total Debt Securities (cost: $23,655,399) ....................    25,075,904
                                                                                 -----------

    Shares   PREFERRED STOCKS (7.74%)
----------
     5,000   BAC Capital Trust II, 7.00% .....................................       136,950
     5,000   BAC Capital Trust III, 7.00% ....................................       139,000
    25,000   Corporate-Backed Trust Certificates, 8.20% ......................       639,750
    20,000   Disney (Walt) Company, 7.00% ....................................       548,000
    10,000   Entertainment Property Trust, 9.50% .............................       270,500
    10,000   General Motors Corp., 7.25% .....................................       249,800
     6,900   Wells Fargo Capital Trust V, 7.00% ..............................       188,370
                                                                                 -----------

                Total Preferred Stocks (cost: $2,047,500) ....................     2,172,370
                                                                                 -----------

 Par Value   SHORT TERM INVESTMENTS (2.87%)
----------
$  804,268   Repurchase Agreement with State Street Bank & Trust, .10%,
             6/30/03, due 7/01/03 (collateralized by U.S. Treasury Notes).....       804,268
                                                                                 -----------

                Total Short Term Investments (cost: $804,268) ................       804,268
                                                                                 -----------

                   Total Investments (cost: $26,507,167) (100%) ..............   $28,052,542
                                                                                 ===========

                                 See accompanying notes to financial statements.

GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (Unaudited)

ASSETS:
   Investments at market value
      (cost: $26,507,167) (note 1) ................................................   $ 28,052,542
   Interest and dividend receivable ...............................................        275,761
                                                                                      ------------
   Other assets ...................................................................          2,842
      Total assets ................................................................     28,331,145
                                                                                      ------------

LIABILITIES:
   Accrued expenses ...............................................................         50,515
   Accrued management fees ........................................................         15,438
                                                                                      ------------
      Total liabilities ...........................................................         65,953
                                                                                      ------------

NET ASSETS: (applicable to 5,525,074 shares outstanding: 20,000,000 shares
   of $.01 par value authorized) ..................................................   $ 28,265,192
                                                                                      ============

NET ASSET VALUE PER SHARE
   ($28,265,192 / 5,525,074 shares outstanding) ...................................   $       5.12
                                                                                      ============

At June 30, 2003, net assets consisted of:
   Paid-in capital ................................................................   $ 35,336,542
   Accumulated net realized loss on investments, foreign currencies and futures ...     (8,616,725)
   Net unrealized appreciation on investments and foreign currencies ..............      1,545,375
                                                                                      ------------
                                                                                      $ 28,265,192
                                                                                      ============

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
   Interest .......................................................................   $    680,140
   Dividends ......................................................................         91,725
                                                                                      ------------
      Total investment income .....................................................        771,865
                                                                                      ------------
EXPENSES:
   Investment management (note 3) .................................................         95,460
   Professional (note 3) ..........................................................         42,821
   Registration (note 3) ..........................................................         24,670
   Directors ......................................................................         15,385
   Printing .......................................................................          9,050
   Custodian ......................................................................          6,011
   Transfer agent .................................................................          3,439
   Other ..........................................................................          4,887
                                                                                      ------------
      Total operating expenses ....................................................        201,723
      Loan interest and fees (note 5) .............................................            180
                                                                                      ------------
      Total expenses ..............................................................        201,903
                                                                                      ------------
         Net investment income ....................................................        569,962
                                                                                      ------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS, FOREIGN
   CURRENCIES AND FUTURES:
   Net realized loss on investments ...............................................       (501,925)
   Unrealized appreciation on investments and foreign
      currencies during the year ..................................................      1,459,342
                                                                                      ------------
      Net realized and unrealized gain on investments and foreign currencies ......        957,417
                                                                                      ------------
      Net increase in net assets resulting from operations ........................   $  1,527,379
                                                                                      ============

See accompanying notes to financial statements.

                                                        GLOBAL INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended June 30, 2003 (Unaudited) and Year Ended December 31, 2002

                                                                        Six Months          Year
                                                                          Ended            Ended
                                                                      June 30, 2003     December 31,
                                                                       (Unaudited)          2002
                                                                      -------------   --------------
OPERATIONS:
Net investment income .............................................    $   569,962     $ 1,538,797
Net realized gain (loss) from security and foreign
   currency transactions ..........................................       (501,925)       (967,432)
Unrealized appreciation (depreciation) on investments and foreign
   currencies ....................................................       1,459,342          (9,373)
                                                                       -----------     -----------
   Net change in net assets resulting from operations .............      1,527,379         561,992

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders ($0.20 and $0.28 per share,
   respectively) ..................................................     (1,097,455)     (1,538,797)
Tax return of capital to shareholders ($0.00 and $0.22 per share,
   respectively) ..................................................             --      (1,158,289)

CAPITAL SHARE TRANSACTIONS:
Increase in net assets resulting from reinvestment of distributions
   (50,651 and 125,231 shares, respectively) (note 6) .............        246,758         614,055
                                                                       -----------     -----------

      Total change in net assets ..................................        676,682      (1,521,039)

NET ASSETS:
Beginning of period ...............................................     27,588,510      29,109,549
                                                                       -----------     -----------
End of period .....................................................    $28,265,192     $27,588,510
                                                                       ===========     ===========

                                 See accompanying notes to financial statements.

GLOBAL INCOME FUND, INC.

                    Notes to Financial Statements (Unaudited)

(1) Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, is a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2002, the Fund had an unused capital loss carryforward of approximately $8,361,200 of which $1,420,000 expires in 2004, $214,000 in 2006, $3,977,000 in 2007,
$1,381,000 in 2008 and $1,369,200 in 2010. Based on Federal income tax cost of $27,231,658, gross unrealized appreciation and gross unrealized depreciation were $680,286 and $594,253, respectively, at December 31, 2002. Distributions paid to shareholders during the year ended December 31, 2002 differ from net investment income and net gains (losses) from security, foreign currency, and futures transactions as determined for financial reporting purposes. These distributions are shown under "Distributions to Shareholders" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such average for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $25,606 for providing certain administrative and accounting services at cost for the six months ended June 30, 2003.

                                                        GLOBAL INCOME FUND, INC.

(4) The Fund has an arrangement with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. Purchases and sales of securities other than short term notes aggregated $9,292,593 and $10,446,423, respectively, for the six months ended June 30, 2003. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at June 30, 2003.

(5) The Fund may borrow through a committed bank line of credit. At June 30, 2003, there was no balance outstanding and the interest rate was equal to the Federal Reserve Rate plus 1.00 percentage point. For the six months ended June 30, 2003, the weighted average interest rate was 2.04% based on the balances outstanding during the period and the weighted average amount outstanding was $537,090.

(6) The tax character of distributions paid to shareholders for the six months ended June 30, 2003 and the year ended December 31, 2002 was follows:

                              June 30, December 31,
                              2003          2002
                           ----------   ------------
Distributions paid from:
   Ordinary income         $1,097,455    $1,538,797
   Return of capital               --     1,158,289
                           ----------    ----------
                              $1,097,455 $2,697,086
                           ==========    ==========

A reclassification of ordinary income and return of capital is likely to occur for the year ended December 31, 2003, although the exact amount is not estimated at June 30, 2003.

(7) Regarding concentration of credit risk, investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign issuers and in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

GLOBAL INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

                                                                                               Six Months
                                                     June 30,      Years Ended December 31,       Ended     Years Ended June 30,
                                                       2003      ---------------------------    December    --------------------
                                                   (Unaudited)    2002      2001      2000        1999        1999       1998
                                                   -----------   -------   -------   -------   ----------    -------   -------
PER SHARE DATA*
Net asset value at beginning of period .........    $  5.04      $  5.44   $  5.72   $  5.77   $  5.99       $  6.93   $  8.43
                                                    -------      -------   -------   -------   -------       -------   -------
Income from investment operations:
   Net investment income .......................        .10          .28       .32       .42       .23           .55       .52
   Net realized and unrealized gain
      (loss) on investments ....................        .18         (.18)     (.04)      .11      (.15)         (.81)    (1.18)
                                                    -------      -------   -------   -------   -------       -------   -------
         Total from investment operations ......        .28          .10       .28       .53       .08          (.26)     (.66)
                                                    -------      -------   -------   -------   -------       -------   -------
Less distributions:
   Distributions to shareholders ...............       (.20)        (.28)     (.36)     (.42)     (.23)         (.55)     (.52)
   Tax return of capital to shareholders .......         --         (.22)     (.20)     (.16)     (.07)         (.13)     (.32)
                                                    -------      -------   -------   -------   -------       -------   -------
      Total distributions ......................       (.20)        (.50)     (.56)     (.58)     (.30)         (.68)     (.84)
                                                    -------      -------   -------   -------   -------       -------   -------
Net asset value at end of period ...............    $  5.12      $  5.04   $  5.44   $  5.72   $  5.77       $  5.99   $  6.93
                                                    =======      =======   =======   =======   =======       =======   =======
Per share market value at end of period ........    $  4.95      $  4.60   $  4.91   $  4.69   $  4.44       $  5.19   $  6.44
                                                    =======      =======   =======   =======   =======       =======   =======
TOTAL RETURN ON NET ASSET VALUE BASIS (a) ......       5.56%        0.04%     2.33%     9.05%     2.52%        (2.23)%   (8.44)%
                                                    =======      =======   =======   =======   =======       =======   =======
TOTAL RETURN ON MARKET VALUE BASIS (a) .........      11.81%        3.60%    15.94%    19.75%    (8.96)%       (8.85)%  (15.65)%
                                                    =======      =======   =======   =======   =======       =======   =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ....    $28,265      $27,589   $29,110   $29,783   $29,060       $29,600   $33,024
                                                    =======      =======   =======   =======   =======       =======   =======
Ratio of expenses before loan interest,
   commitment fees and nonrecurring expenses ...       1.46%**      1.44%     1.72%     1.38%     1.48%**       1.46%     1.58%
                                                    =======      =======   =======   =======   =======       =======   =======
Ratio of total expenses to average net
   assets (b) ..................................       1.46%**      1.44%     1.73%     2.69%     2.26%**       2.45%     3.52%
                                                    =======      =======   =======   =======   =======       =======   =======
Ratio of net investment income to average
   net assets ..................................       4.10%**      5.35%     5.94%     8.31%     9.21%**       8.95%     8.53%
                                                    =======      =======   =======   =======   =======       =======   =======
Portfolio turnover rate ........................         35%         162%      160%      259%      115%          183%      328%
                                                    =======      =======   =======   =======   =======       =======   =======

* Per share income and operating expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.
(b) Ratio after custodian credits was 2.66%, 2.24%**, 2.43% and 3.42% for the years ended December 31, 2001, and 2000, the six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively. There were no custodian credits for the period ended June 30, 2003 and for the year ended December 31, 2002.

                                                        GLOBAL INCOME FUND, INC.

                         HISTORICAL DISTRIBUTION SUMMARY

                                             Short and
                                             Long Term   Return
                                Investment    Capital      of
           Period                 Income       Gains     Capital   Total
-----------------------------   ----------   ---------   -------   -----

6 Months Ended 6/30/03 ......     $0.20          --        (a)     $0.20
2002 ........................     $0.28          --       $0.22    $0.50
2001 ........................     $0.36          --       $0.20    $0.56
2000 ........................     $0.42          --       $0.16    $0.58
6 Months Ended 12/31/99 .....     $0.23          --       $0.07    $0.30

(a) A reclassification of ordinary income and return of capital is likely to occur for the year ended December 31, 2003, although the exact amount is not estimated at June 30, 2003.

--------------------------------------------------------------------------------

                              MANAGED DISTRIBUTION

The Board's policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid-in capital. The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent on the aggregate gains and losses realized by the Fund, and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated, during the fiscal year. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund's fiscal year, December 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal year commencing January 1, 2003, including the distribution paid quarterly, are comprised approximately half of net investment income and the balance from paid-in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. In January 2004, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

GLOBAL INCOME FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

--------------------------------------------------------------------------------

                                 PRIVACY POLICY

Global Income Fund, Inc. recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

--------------------------------------------------------------------------------

     This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

--------------------------------------------------------------------------------

                                                        GLOBAL INCOME FUND, INC.

                             DIRECTORS AND OFFICERS

     DIRECTORS                                     OFFICERS

     BASSETT S. WINMILL                            THOMAS B. WINMILL, Esq,
     Chairman                                      President

     GEORGE B. LANGA*                              MARION E. MORRIS
     DAVID R. STACK*                               Senior Vice President
     PETER K. WERNER*
     THOMAS B. WINMILL, Esq.                       WILLIAM G. VOHRER
                                                   Treasurer
     * Member, Audit Committee
                                                   MONICA PELAEZ, Esq.
                                                   Vice President, Secretary

                                                   HEIDI KEATING
                                                   Vice President

--------------------------------------------------------------------------------

                                   STOCK DATA

Price (6/30/03) .......................................................   $4.95
Net Asset Value (6/30/03) .............................................   $5.12
Discount ..............................................................     3.3%

American Stock Exchange Trading Symbol: GIF.
Newspaper exchange listings appear under an abbreviation, such as: Glinc

                         2003 DISTRIBUTION PAYMENT DATES

Declaration                            Record                         Payment
-----------                         ------------                    ------------

March 3                             March 17                        March 31
June 2                              June 16                         June 30
September 5                         September 16                    September 30
December 3                          December 17                     December 31

--------------------------------------------------------------------------------

     Investment Manager                      Custodian
     CEF Advisers, Inc.                      State Street Bank & Trust Co.
     11 Hanover Square                       801 Pennsylvania Avenue
     New York, NY 10005                      Kansas City, MO 64105

     Independent Accountants                 Stock Transfer Agent and Registrar
     Tait, Weller & Baker                    American Stock Transfer & Trust Co.
     1818 Market St., Suite 2400             59 Maiden Lane
     Philadelphia, PA 19103                  New York, NY 10038

GLOBAL INCOME FUND, INC.

GLOBAL INCOME FUND
11 Hanover Square
New York, NY 10005

Printed on recycled paper [GRAPHIC]

GIF-SAR-6/03

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i) The Principal Executive Officer and Principal Financial Officer have concluded that Global Income Fund, Inc.'s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to Global Income Fund, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no significant changes in Global Income Fund, Inc. internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits

(a)   Not applicable.
(b) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibit 99.CERT.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Global Income Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 8, 2003